UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 9, 2019

Date of Report (Date of earliest event reported)

CHILCO RIVER HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Wyoming	000-50911	98-0419129
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

30 N. Gould St., Suite R Sheridan, WY	85801
(Address of principal executive offices)	(Zip Code)

(307) 217-6522

(Registrant's telephone number)

______________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 1.01 Entry into a Material Definitive Agreement.

On March 09, 2020 Chilco River Holdings, Inc. (CRVH), a Nevada corporation executed a Share Exchange agreement with Unity Consumables Holding Group, LLC. a Wyoming Limited Liability Company. Following the closing Unity Consumables Holding Group, LLC. became a wholly-owned subsidiary of CRVH.

Item 5.01 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Company has appointed Will Lovett as the Company's President and Director, and Jemila Reyes as Treasurer and Secretary.

Following the elections of the new officers and directors Benjamin Berry resigned from all positions with the Company.

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SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CHILCO RIVER HOLDINGS, INC.

DATED: March 31, 2020	By:	/s/ Will Lovett
President and Director

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